RAMP SERIES 2003-RS10 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-RS10



                          $1,400,000,000 (APPROXIMATE)

                               Subject to Revision


                   November 18, 2003 -Computational Materials



    STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND
                               OTHER INFORMATION


--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


                              GMAC RFC SECURITIES

ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.



This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                     COMPUTATIONAL MATERIALS FOR
GMAC RFC SECURITIES                                  RAMP SERIES 2003-RS10 TRUST
________________________________________________________________________________


NEW ISSUE COMPUTATIONAL MATERIALS


$[1,400,000,000] (APPROXIMATE)

RAMP SERIES 2003-RS10 TRUST
Issuer

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-RS10


November 18, 2003




EXPECTED TIMING: Pricing Date:       On or about November [20], 2003
                 Settlement Date:    On or about November [26], 2003
                 First Payment Date: December 26, 2003


STRUCTURE:   Group I (Fixed):    $[400.0] million senior/subordinate structure
             Group II (ARMs):    $[1,000.0] million senior/subordinate structure
             Rating Agencies:    Moody's and Standard & Poor's



________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                     COMPUTATIONAL MATERIALS FOR
GMAC RFC SECURITIES                                  RAMP SERIES 2003-RS10 TRUST
________________________________________________________________________________



                 RAMP SERIES 2003-RS10 TRUST STRUCTURAL SUMMARY

                               [NOVEMBER 20, 2003]
              $[1,400,000,000] (APPROXIMATE - SUBJECT TO REVISION)
                CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

-------------- ----------- -------------- ------------- -------- -------------------------------------------------------------------
                                                          Pmt.      Interest   WAL (yrs.)to Pmt. Window                     Final
                               Ratings                   Delay      Accrual       Call     (mos.) to Call  Exp. Mat to    Scheduled
    Class      Amount ($)  (S&P /Moody's)   Bond Type    (days)       Basis      /to Mat.    /# of mos.       Call        Maturity
-------------- ----------- -------------- ------------- -------- -------------------------------------------------------------------
A-I-1          135,000,000    AAA / Aaa    Sr Fltr (4)      0     Actual/360  1.00 / 1.00   1 - 23/ 23   October 2005   October 2021
A-I-2          39,000,000     AAA / Aaa     Sr Fxd (5)     24       30/360    2.20 / 2.20   23 - 30 / 8    May 2006    December 2024
A-I-3          47,000,000     AAA / Aaa     Sr Fxd (5)     24       30/360    3.00 / 3.00  30 - 43 / 14    June 2007    January 2028
A-I-4          22,000,000     AAA / Aaa     Sr Fxd (7)     24       30/360    4.00 / 4.00  43 - 53 / 11   April 2008     July 2029
A-I-5          23,500,000     AAA / Aaa     Sr Fxd (7)     24        30/360   5.00 / 5.00  53 - 68 / 16    July 2009   December 2030
A-I-6          55,500,000     AAA / Aaa    Sr Fxd (6,7)    24        30/360   8.57 / 10.38 68 - 118 / 51   September   November 2033
                                                                                                             2013
A-I-7          40,000,000     AAA / Aaa    Sr Fxd - NAS    24        30/360   6.74 / 6.82  37 - 118 / 82   September   November 2033
                                               (7)                                                           2013
M-I-1          15,000,000     AA / Aa2    Mez Fxd (6)(7)   24        30/360   6.54 / 7.11  39 - 118 / 80   September   November 2033
                                                                                                             2013
M-I-2          13,000,000      A / A2     Mez Fxd (6)(7)   24        30/360   6.54 / 7.02  39 - 118 / 80   September   November 2033
                                                                                                             2013
M-I-3          10,000,000    BBB / Baa2   Mez Fxd (6)(7)   24        30/360   6.54 / 6.83  39 - 118 / 80   September   November 2033
                                                                                                             2013
TOTAL GROUP I  $400,000,000
A-II-A         469,860,000    AAA / Aaa    Sr Fltr(6,8)     0      Actual/360 2.68 / 2.89   1 - 97 / 97  December 2011 November 2033
A-II-B         350,140,000    AAA / Aaa   Sr Fltr (6,8)     0      Actual/360 2.69 / 2.89   1 - 97 / 97  December 2011 November 2033
M-II-1         72,500,000     AA / Aa2    Mez Fltr (6,8)    0      Actual/360 5.41 / 5.97  38 - 97 / 60  December 2011 November 2033
M-II-2         60,000,000      A / A2     Mez Fltr (6,8)    0      Actual/360 5.40 / 5.90  37 - 97 / 61  December 2011 November 2033
M-II-3         17,500,000      A- / A3    Mez Fltr (6,8)    0      Actual/360 5.39 / 5.82  37 - 97 / 61  December 2011 November 2033
M-II-4         15,000,000    BBB+ / Baa1  Mez Fltr (6,8)    0      Actual/360 5.39 / 5.77  37 - 97 / 61  December 2011 November 2033
M-II-5         15,000,000    BBB / Baa2   Mez Fltr (6,8)    0      Actual/360 5.39 / 5.68  37 - 97 / 61  December 2011 November 2033
TOTAL GROUP    $1,000,000,000
II
GRAND TOTAL    $1,400,000,000
-------------- ----------- -------------- ------------- -------- -------------------------------------------------------------------

NOTES:

(1)  Class sizes subject to a 10% variance.

(2)  Pricing Speed Assumption:

     GroupI Loans:  20% HEP (2.0% CPR in month 1,  building  to 20% CPR by month
          10, and remaining constant at 20% CPR thereafter)

     GroupII Loans:  25% HEP (2.5% CPR in month 1,  building to 25% CPR by month
          10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) to the maturity of the related Loan Group.

(4) The pass-through rate in the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.

(5) The pass-through rate in the Class A-I-1 Certificates will be equal to on the Class A-I-2 and Class A-I-3 Certificates will be equal to the related fixed rate per annum.

(6) If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-6 and the Class M-I-1 through M-I-3 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-A and Class A-II-B Certificates will double, and the margin on the Class M-II-1 through Class M-II-5 Certificates will each increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible related optional call date.

(7) The pass-through rates on the Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class M-I-1, Class M-I-2 and Class M-I-3 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.

(8) The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 4)
________________________________________________________________________________



ISSUER: RAMP Series 2003-RS10 Trust.

CERTIFICATES: The Class A-I-1 through Class A-I-7 Certificates (collectively, the "Class A-I Certificates") and the Class M-I-1 through Class M-I-3 Certificates (collectively, the "Class M-I Certificates"), are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

     The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the "Group II-A Loans").

     The Class A-II-B Certificates (together with the Class A-II-A Certificates, the "Class A-II Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group II-B Loans").

     The Class M-II-1 through Class M-II-5 Certificates (collectively, the "Class M-II Certificates"), are backed by the Group II-A Loans and the Group II-B Loans (collectively, the "Group II Loans").

     The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates." The Class M-I Certificates and Class M-II Certificates are referred to together as the "Class M Certificates."

LEAD MANAGER: Citigroup Global Markets Inc.

CO-MANAGERS:  Bear,  Stearns  & Co.  Inc.,  J.P.  Morgan  Securities  Inc.,  and
     Residential Funding Securities Corporation.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP").

TRUSTEE: JPMorgan Chase Bank.

MASTER  SERVICER:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 89.83% of the Group I Loans and approximately 99.92% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CUT-OFF DATE: November [1], 2003.

SETTLEMENT DATE: On or about November [26], 2003.

DISTRIBUTION DATES: 25th of each month (or the next business day if such day is not a business day) commencing in December 2003.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 5)
________________________________________________________________________________




MINIMUM   DENOMINATIONS:   For  the  Class  A,  Class  M-I-1  and  Class  M-II-1
     Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-I-2, Class M-I-3, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS:  It is expected  that, as of the closing date,  the Class A
     Certificates will be eligible for purchase by benefit plans that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Closing Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such plan's acquisition and ownership of the offered Certificates.

LEGAL INVESTMENT:  The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX  STATUS: One or more REMIC elections.

COLLATERAL  DESCRIPTION:   Two  loan  groups:  Group  I  (fixed)  and  Group  II
     (adjustable).

     o Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[400,000,000] as of the Cut-off Date.

     o Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac guidelines with an aggregate principal balance of approximately $[573,000,000] as of the Cut-off Date.

     o Group II-B Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac guidelines with an aggregate principal balance of approximately $[427,000,000] as of the Cut-off Date.

PREPAYMENT  ASSUMPTION:  Group I - 20% HEP (2.0% CPR in month 1, building to 20%
     CPR by month 10, and remaining constant at 20% CPR thereafter).

     GroupII - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

OPTIONAL CALLS: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other.

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 6)
________________________________________________________________________________



                             THE NEGOTIATED CONDUIT
ASSET PROGRAM: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs.


     Residential Funding's standard programs are identified as follows:

     o Jumbo A program, under which Residential Funding purchases "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

     o Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A quality" borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

     o Home Solution program, under which Residential Funding purchases first lien "A-quality" mortgage loans with LTV's up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

     o AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "Alternet" program guidelines allows.

     In  addition,  the NCA  program  includes  mortgage  loans,  identified  as
     "Seasoned Loans," that were included in mortgage pools previously securitized by affiliates of Residential Funding. These mortgage loans may not conform to Residential Funding's current underwriting criteria or documentation requirements.


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 7)
________________________________________________________________________________




CREDIT ENHANCEMENT:

     A. SUBORDINATION. Except as described below, with respect to each loan group, if the related Class M Certificates remain outstanding, losses on the related mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of related Class M Certificates with the lowest payment priority, and the other related classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the related Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

          GROUP I LOANS                         GROUP II LOANS
          Class         Initial                 Class           Initial
                        Subordination(1)                        Subordination(1)
          Class A-I               12.40%        Class A-II                21.90%
          Class M-I-1              8.65%        Class M-II-1              14.65%
          Class M-I-2              5.40%        Class M-II-2               8.65%
          Class M-I-3              2.90%        Class M-II-3               6.90%
                                                Class M-II-4               5.40%
                                                Class M-II-5               3.90%

          (1)  Includes   the  target   overcollateralization   requirement   as
               described herein.

          B.   OVERCOLLATERALIZATION ("OC").

                                                       GROUP I          GROUP II
          INITIAL (%ORIG.)                              0.00%             0.00%
          OC TARGET (% ORIG.)                           2.90%             3.90%
          STEPDOWN OC TARGET (% CURRENT)(1)             5.80%             7.80%
          OC FLOOR (% ORIG.)                            0.50%             0.50%
          OC HOLIDAY                                     None              None

          (1)  Subject to certain trigger events as specified herein.

          C. CROSS-COLLATERALIZATION. The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

          D.   EXCESS SPREAD.

          o    Group I: Initially equal to approximately 306 bps per annum.

          o    Group II: Initially equal to approximately 551 bps per annum.



________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 8)
________________________________________________________________________________



PRIORITY OF PAYMENTS: Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

     (1)  Distribution   of  accrued   and  unpaid   interest   to  the  related
          certificates;

     (2) Distribution of principal to the related certificates, in the priority described herein;

     (3)  Distribution   of   principal   to  the  related   certificates,   and
          subsequently,  to  the  non-related  certificates,   from  the  excess
          interest on the related mortgage loans, to cover realized losses;

     (4) Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

     (5)  Payment  to  the  related   certificates   and   subsequently  to  the
          non-related   certificates,   in   respect  of   prepayment   interest
          shortfalls;

     (6) To the extent provided in the prospectus supplement, payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount and payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein;

     (7)  Payment  to  the  related   certificates  and  subsequently,   to  the
          non-related certificates, in respect of current relief act shortfalls;

     (8) To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

     (9) To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

     (10) Distribution of any remaining funds to the non-offered certificates.

INTEREST ACCRUAL  PERIOD:  Classes A-I-2 through  Class A-I-7  Certificates  and
     Class  M-I   Certificates:   the  calendar  month   preceding  the  current
     Distribution Date on a 30/360 basis.

     ClassA-I-1, Class A-II and Class M-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

PASS-THROUGH RATES: Group I Pass-Through Rates:

     o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.

     o On each Distribution Date, for the Class A-I-2 and Class A-I-3 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupons.

     o On each Distribution Date, for the Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, and Class M-I Certificates, interest will accrue at a fixed rate, equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.

     o The fixed rate coupon on the Class A-I-6 and the Class M-I Certificates will increase by 0.50% per annum for any Distribution Date beginning on or after the second Distribution Date after the first possible related Optional Call Date.


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 9)
________________________________________________________________________________


     Group II Pass-Through Rates:

     o The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-A Margin"), and beginning on the second Distribution Date after the first related Option Call Date, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

     o The Class A-II-B Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B Margin"), and beginning on the second Distribution Date after the first related Option Call Date, One-Month LIBOR plus 2 times the Class A-II-B Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

     o The Class M-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date after the first related Option Call Date, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

GROUPI NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

GROUPII NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of [14.00]% (the "Group II Basis Risk Shortfall Carry-Forward Amount").

WEIGHTED AVERAGE MONTHLY FEES: Master servicing fee and sub-servicing fee of approximately:
     [0.343]% for Group I
     [0.497]% for Group II

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 10)
________________________________________________________________________________


ELIGIBLE  MASTER  SERVICING   COMPENSATION:   For  either  loan  group  and  any
     Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date and either loan group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate principal balance of the related Class A Certificates and related Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

GROUPI REQUIRED  OVERCOLLATERALIZATION  AMOUNT: With respect to any Distribution
     Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, 2.90% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 5.80% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I.

TRIGGER EVENT: A Trigger Event is in effect with respect to either loan group on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds 50% of the Group I Senior Enhancement Percentage or 42% of the Group II Senior Enhancement Percentage, respectively, or (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:

     --------------- --------------------------- ----------------------------
                          GROUP I LOANS               GROUP II LOANS
     --------------- --------------------------- ----------------------------
     Months          37-48  1.65%  in  the  first  month
                     4.40% in the  first  month  plus an
                     additional     1/12th    plus    an
                     additional of 1.15% for every month
                     1/12th  of  2.15%  for   thereafter
                     every month thereafter
     ............... ........................... ............................
     ............... ........................... ............................
     Months 49-60    2.80% in the first month    6.55% in the first month
                     plus an additional 1/12th   plus an additional 1/12th
                     of 0.70% for every month    of 1.75% for every month
                     thereafter                  thereafter
     ............... ........................... ............................
     ............... ........................... ............................
     Months 61-72    3.50% in the first month    8.30% in the first month
                     plus an additional 1/12th   plus an additional 1/12th
                     of 0.50% for every month    of 0.45% for every month
                     thereafter                  thereafter
     ............... ........................... ............................
     ............... ........................... ............................
     Months 73-84     4.00% in the first month   8.75%
     lus an additional 1/12th
     f 0.25% for every month
                     thereafter
     ............... ........................... ............................
     ............... ........................... ............................
     Months 85       4.25%                       8.75%
     and
     thereafter
     --------------- --------------------------- ----------------------------

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 11)
________________________________________________________________________________


SIXTY-PLUS  DELINQUENCY  PERCENTAGE:  With respect to any distribution  date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that distribution date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that distribution date.

GROUPI SENIOR ENHANCEMENT PERCENTAGE:  For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate principal balance of the Class M-I-1, Class M-I-2 and Class M-I-3 Certificates and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

OVERCOLLATERALIZATION FLOOR: As to either loan group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-Off Date.

OVERCOLLATERALIZATION INCREASE AMOUNT: With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) available excess cash flow from the related mortgage loans available for payment of Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the related mortgage loans for that Distribution Date.

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

GROUPI PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (i) the aggregate principal balance of the Class A-I and Class M-I Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 12)
________________________________________________________________________________


CLASSA-I PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the Group I Principal Distribution Amount for that Distribution Date or
     (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the Group I Principal  Distribution Amount for that Distribution Date;
          and

     o the excess, if any, of (A) the aggregate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

PRIORITY OF CLASS A-I PRINCIPAL DISTRIBUTIONS:  Class A-I Principal Distribution
     Amount payable above will be distributed to the Class A-I-1 through Class A-I-7 Certificates as follows: first to the Class A-I-7 Certificates in an amount equal to the Class A-I-7 Lockout Distribution Amount for that distribution date (refer to the underlying table), and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6 and Class A-I-7 Certificates, in that order, in each case until paid in full.

CLASSA-I-7 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-7 Lockout Percentage for that Distribution Date and
     (y) the Class A-I-7 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-7 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the principal balance of the Class A-1-7 Certificates immediately prior to that Distribution Date.

CLASSA-I-7 PRO RATA DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-7 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I-1 Certificates through Class A-I-7 Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.


CLASS A-I-7 LOCKOUT PERCENTAGE

     DISTRIBUTION DATES                                 LOCKOUT PERCENTAGE
     December 2003 through and including November               0%
     2006
     December 2006 through and including November              45%
     2008
     December 2008 through and including November              80%
     2009
     December 2009 through and including November              100%
     2010
     December 2010 and thereafter                              300%

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 13)
________________________________________________________________________________


CLASSM-I-1 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or
     (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the  remaining  Group  I  Principal   Distribution   Amount  for  that
          Distribution Date after distribution of the Class A-I Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.


CLASSM-I-2 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over
          (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 14)
________________________________________________________________________________


CLASSM-I-3 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal
     Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I, Class M-I-1 and Class M-I-2 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and
          (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.


GROUPI  SUBORDINATION  PERCENTAGE:  As to any  class of Class  A-I or Class  M-I
     Certificates, the respective percentage set forth below:

                      CLASS          PERCENTAGE

                       A-I            [75.20]%

                      M-I-1           [82.70]%

                      M-I-2           [89.20]%

                      M-I-3           [94.20]%

GROUPI STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in December 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

GROUPII REQUIRED  OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution
     Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 3.90% of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 7.80% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II.

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 15)
________________________________________________________________________________


GROUPII  SENIOR   ENHANCEMENT   PERCENTAGE:   For  any  Distribution  Date,  the
     percentage obtained by dividing (x) the sum of (i) the aggregate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

GROUPII PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (i) the aggregate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

CLASSA-II PRINCIPAL  DISTRIBUTION  AMOUNT: With respect to any Distribution Date
     (i)  prior  to the  Group II  Stepdown  Date or on or  after  the  Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the Group II Principal Distribution Amount for that Distribution Date;
          and

     o the excess, if any, of (A) the aggregate principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

GROUPII PRINCIPAL ALLOCATION AMOUNT: With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cashflow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.

CLASSA-II-A PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 16)
________________________________________________________________________________


CLASSA-II-B PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-II PRINCIPAL DISTRIBUTIONS: The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates as follows:

     o The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero and then to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero.

     o The Class A-II-B Principal Distribution Amount will be paid to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero.

CLASSM-II-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i)  prior  to the  Group II  Stepdown  Date or on or  after  the  Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal
     Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the  remaining  Group  II  Principal   Distribution  Amount  for  that
          Distribution Date after distribution of the Class A-II Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 17)
________________________________________________________________________________


CLASSM-II-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i)  prior  to the  Group II  Stepdown  Date or on or  after  the  Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or
     (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the  remaining  Group  II  Principal   Distribution  Amount  for  that
          Distribution  Date  after  distribution  of the Class  A-II  Principal
          Distribution Amount and the Class M-II-1 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASSM-II-3 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i)  prior  to the  Group II  Stepdown  Date or on or  after  the  Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the  remaining  Group  II  Principal   Distribution  Amount  for  that
          Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 18)
________________________________________________________________________________


CLASSM-II-4 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i)  prior  to the  Group II  Stepdown  Date or on or  after  the  Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the  remaining  Group  II  Principal   Distribution  Amount  for  that
          Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASSM-II-5 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i)  prior  to the  Group II  Stepdown  Date or on or  after  the  Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the  remaining  Group  II  Principal   Distribution  Amount  for  that
          Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount; and

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 19)
________________________________________________________________________________





     o the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.


GROUPII  SUBORDINATION  PERCENTAGE:  As to any class of Class A-II or Class M-II
     Certificates, the respective percentage set forth below:

    CLASS          PERCENTAGE

     A-II           [56.20]%

    M-II-1          [70.70]%

    M-II-2          [82.70]%

    M-II-3          [86.20]%

    M-II-4          [89.20]%

    M-II-5          [92.20]%

GROUPII STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in December 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

SUBSEQUENT RECOVERIES: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.



________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 20)
________________________________________________________________________________



                            LOAN GROUP I NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

                               -------------
                               MONTH     (%)
                               -------------
                               -------------
                                1       6.87
                               -------------
                               -------------
                                2       6.43
                               -------------
                               -------------
                                3       6.43
                               -------------
                               -------------
                                4       6.87
                               -------------
                               -------------
                                5       6.43
                               -------------
                               -------------
                                6       6.64
                               -------------
                               -------------
                                7       6.43
                               -------------
                               -------------
                                8       6.64
                               -------------
                               -------------
                                9       6.43
                               -------------
                               -------------
                               10       6.43
                               -------------
                               -------------
                               11       6.65
                               -------------
                               -------------
                               12       6.43
                               -------------
                               -------------
                               13       6.65
                               -------------
                               -------------
                               14       6.43
                               -------------
                               -------------
                               15       6.43
                               -------------
                               -------------
                               16       7.12
                               -------------
                               -------------
                               17       6.43
                               -------------
                               -------------
                               18       6.65
                               -------------
                               -------------
                               19       6.43
                               -------------
                               -------------
                               20       6.65
                               -------------
                               -------------
                               21       6.43
                               -------------
                               -------------
                               22       6.43
                               -------------
                               -------------
                               23       6.65
                               -------------


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 21)
________________________________________________________________________________




                            LOAN GROUP II NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

---------------------------------------------------------------------
     MONTH     (%)        MONTH       (%)       MONTH         (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
       1       7.38         37       8.01        73         8.06
---------------------------------------------------------------------
---------------------------------------------------------------------
       2       6.91         38       7.76        74         7.80
---------------------------------------------------------------------
---------------------------------------------------------------------
       3       6.91         39       7.80        75         7.80
---------------------------------------------------------------------
---------------------------------------------------------------------
       4       7.38         40       8.64        76         8.63
---------------------------------------------------------------------
---------------------------------------------------------------------
       5       6.91         41       7.80        77         7.80
---------------------------------------------------------------------
---------------------------------------------------------------------
       6       7.14         42       8.06        78         8.06
---------------------------------------------------------------------
---------------------------------------------------------------------
       7       6.91         43       7.80        79         7.80
---------------------------------------------------------------------
---------------------------------------------------------------------
       8       7.14         44       8.06        80         8.06
---------------------------------------------------------------------
---------------------------------------------------------------------
       9       6.91         45       7.80        81         7.80
---------------------------------------------------------------------
---------------------------------------------------------------------
      10       6.91         46       7.81        82         7.80
---------------------------------------------------------------------
---------------------------------------------------------------------
      11       7.14         47       8.07        83         8.06
---------------------------------------------------------------------
---------------------------------------------------------------------
      12       6.91         48       7.81        84         7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      13       7.14         49       8.07        85         8.05
---------------------------------------------------------------------
---------------------------------------------------------------------
      14       6.91         50       7.81        86         7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      15       6.91         51       7.81        87         7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      16       7.65         52       8.35        88         8.63
---------------------------------------------------------------------
---------------------------------------------------------------------
      17       6.91         53       7.81        89         7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      18       7.14         54       8.07        90         8.05
---------------------------------------------------------------------
---------------------------------------------------------------------
      19       6.91         55       7.81        91         7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      20       7.14         56       8.07        92         8.05
---------------------------------------------------------------------
---------------------------------------------------------------------
      21       6.91         57       7.81        93         7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      22       6.91         58       7.81        94         7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      23       7.14         59       8.07        95         8.05
---------------------------------------------------------------------
---------------------------------------------------------------------
      24       7.41         60       7.81         96        7.79
---------------------------------------------------------------------
---------------------------------------------------------------------
      25       7.66         61       8.07        97         8.05
---------------------------------------------------------------------
---------------------------------------------------------------------
      26       7.41         62       7.81
----------------------------------------------
----------------------------------------------
      27       7.41         63       7.81
----------------------------------------------
----------------------------------------------
      28       8.21         64       8.65
----------------------------------------------
----------------------------------------------
      29       7.41         65       7.80
----------------------------------------------
----------------------------------------------
      30       7.66         66       8.06
----------------------------------------------
----------------------------------------------
      31       7.41         67       7.80
----------------------------------------------
----------------------------------------------
      32       7.66         68       8.06
----------------------------------------------
----------------------------------------------
      33       7.41         69       7.80
----------------------------------------------
----------------------------------------------
      34       7.76         70       7.80
----------------------------------------------
----------------------------------------------
      35       8.02         71       8.06
----------------------------------------------
----------------------------------------------
      36       7.76         72       7.80
----------------------------------------------



________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 22)
________________________________________________________________________________



                            LOAN GROUP II NET WAC CAP
                       (Index = 20%; 100% PPC; Actual/360)


---------------------------------------------------------------------
     MONTH     (%)        MONTH       (%)       MONTH         (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
       1       7.38         37       11.09       73        13.34
---------------------------------------------------------------------
---------------------------------------------------------------------
       2       6.91         38       10.73       74        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
       3       6.91         39       10.81       75        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
       4       7.38         40       12.32       76        14.30
---------------------------------------------------------------------
---------------------------------------------------------------------
       5       6.91         41       11.13       77        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
       6       7.14         42       12.19       78        13.34
---------------------------------------------------------------------
---------------------------------------------------------------------
       7       6.91         43       11.80       79        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
       8       7.14         44       12.19       80        13.34
---------------------------------------------------------------------
---------------------------------------------------------------------
       9       6.91         45       11.83       81        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
      10       6.91         46       12.22       82        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
      11       7.14         47       12.63       83        13.34
---------------------------------------------------------------------
---------------------------------------------------------------------
      12       6.91         48       12.41       84        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      13       7.14         49       12.83       85        13.36
---------------------------------------------------------------------
---------------------------------------------------------------------
      14       6.91         50       12.42       86        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      15       6.91         51       12.44       87        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      16       7.65         52       13.67       88        14.32
---------------------------------------------------------------------
---------------------------------------------------------------------
      17       6.91         53       12.79       89        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      18       7.14         54       13.21       90        13.36
---------------------------------------------------------------------
---------------------------------------------------------------------
      19       6.91         55       12.79       91        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      20       7.14         56       13.21       92        13.36
---------------------------------------------------------------------
---------------------------------------------------------------------
      21       6.91         57       12.82       93        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      22       6.91         58       12.86       94        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      23       7.14         59       13.28       95        13.36
---------------------------------------------------------------------
---------------------------------------------------------------------
      24       8.51         60       12.87       96        12.93
---------------------------------------------------------------------
---------------------------------------------------------------------
      25       8.80         61       13.30       97        13.36
---------------------------------------------------------------------
---------------------------------------------------------------------
      26       8.51         62       12.87
----------------------------------------------
----------------------------------------------
      27       8.51         63       12.87
----------------------------------------------
----------------------------------------------
      28       9.43         64       14.25
----------------------------------------------
----------------------------------------------
      29       8.51         65       12.88
----------------------------------------------
----------------------------------------------
      30       9.49         66       13.34
----------------------------------------------
----------------------------------------------
      31       9.19         67       12.91
----------------------------------------------
----------------------------------------------
      32       9.49         68       13.34
----------------------------------------------
----------------------------------------------
      33       9.19         69       12.91
----------------------------------------------
----------------------------------------------
      34       10.05        70       12.91
----------------------------------------------
----------------------------------------------
      35       10.38        71       13.34
----------------------------------------------
----------------------------------------------
      36       10.72        72       12.91
----------------------------------------------

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 23)
________________________________________________________________________________




                          GROUP I SENSITIVITY ANALYSIS
                                   TO 10% CALL

FIXED / ADJUSTABLE HEP   0.00% /    10.00% /   15.00% /    20.00% /    25.00% /   30.00% /    40.00% /
                           0.00%     12.50%     18.75%      25.00%      31.25%      37.50%      50.00%
CLASS A-I-1
Avg. Life (yrs)            8.69       1.64       1.23        1.00        0.86        0.76        0.64
Window                     1-202      1-41       1-29        1-23        1-19        1-16        1-13
Maturity                  9/25/20    4/25/07    4/25/06    10/25/05     6/25/05    3/25/05     12/25/04

CLASS A-I-2
Avg. Life (yrs)            18.63      4.07       2.83        2.20        1.81        1.55        1.21
Window                    202-243     41-57      29-40       23-30       19-25      16-21       13-16
Maturity                  2/25/24    8/25/08    3/25/07     5/25/06    12/25/05    8/25/05     3/25/05

CLASS A-I-3
Avg. Life (yrs)            22.30      5.88       3.98        3.00        2.42        2.04        1.56
Window                    243-290     57-91      40-58       30-43       25-34      21-28       16-21
Maturity                  1/25/28    6/25/11    9/25/08     6/25/07     9/25/06    3/25/06     8/25/05

CLASS A-I-4
Avg. Life (yrs)            24.95      8.93       5.42        4.00        3.07        2.51        1.89
Window                    290-308    91-123      58-73       43-53       34-41      28-32       21-24
Maturity                  7/25/29    2/25/14   12/25/09     4/25/08     4/25/07    7/25/06     11/25/05

CLASS A-I-5
Avg. Life (yrs)            26.41      11.62      7.22        5.00        3.87        2.91        2.15
Window                    308-325    123-157    73-106       53-68       41-52      32-41       24-28
Maturity                 12/25/30   12/25/16    9/25/12     7/25/09     3/25/08    4/25/07     3/25/06

CLASS A-I-6
Avg. Life (yrs)            28.18      16.31      11.78       8.57        6.35        4.93        2.87
Window                    325-342    157-209    106-153     68-118       52-95      41-78       28-54
Maturity                  5/25/32    4/25/21    8/25/16     9/25/13    10/25/11    5/25/10     5/25/08

CLASS A-I-7
Avg. Life (yrs)            13.52      8.08       7.27        6.74        6.32        5.72        4.65
Window                    37-342     37-209     37-153      37-118       38-95      41-78       46-57
Maturity                  5/25/32    4/25/21    8/25/16     9/25/13    10/25/11    5/25/10     8/25/08

CLASS M-I-1
Avg. Life (yrs)            25.56      11.83      8.51        6.54        5.30        4.55        3.95
Window                    245-342    72-209     51-153      39-118       38-95      39-78       42-57
Maturity                  5/25/32    4/25/21    8/25/16     9/25/13    10/25/11    5/25/10     8/25/08

CLASS M-I-2
Avg. Life (yrs)            25.56      11.83      8.51        6.54        5.29        4.51        3.79
Window                    245-342    72-209     51-153      39-118       37-95      38-78       40-57
Maturity                  5/25/32    4/25/21    8/25/16     9/25/13    10/25/11    5/25/10     8/25/08

CLASS M-I-3
Avg. Life (yrs)            25.56      11.83      8.51        6.54        5.29        4.49        3.69
Window                    245-342    72-209     51-153      39-118       37-95      37-78       38-57
Maturity                  5/25/32    4/25/21    8/25/16     9/25/13    10/25/11    5/25/10     8/25/08


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 24)
________________________________________________________________________________



                          GROUP I SENSITIVITY ANALYSIS
                                   TO MATURITY

FIXED / ADJUSTABLE HEP   0.00% /    10.00% /   15.00% /    20.00% /    25.00% /   30.00% /    40.00% /
                           0.00%     12.50%     18.75%      25.00%      31.25%      37.50%      50.00%
CLASS A-I-1
Avg. Life (yrs)            8.69       1.64       1.23        1.00        0.86        0.76        0.64
Window                     1-202      1-41       1-29        1-23        1-19        1-16        1-13
Maturity                  9/25/20    4/25/07    4/25/06    10/25/05     6/25/05    3/25/05     12/25/04

CLASS A-I-2
Avg. Life (yrs)            18.63      4.07       2.83        2.20        1.81        1.55        1.21
Window                    202-243     41-57      29-40       23-30       19-25      16-21       13-16
Maturity                  2/25/24    8/25/08    3/25/07     5/25/06    12/25/05    8/25/05     3/25/05

CLASS A-I-3
Avg. Life (yrs)            22.30      5.88       3.98        3.00        2.42        2.04        1.56
Window                    243-290     57-91      40-58       30-43       25-34      21-28       16-21
Maturity                  1/25/28    6/25/11    9/25/08     6/25/07     9/25/06    3/25/06     8/25/05

CLASS A-I-4
Avg. Life (yrs)            24.95      8.93       5.42        4.00        3.07        2.51        1.89
Window                    290-308    91-123      58-73       43-53       34-41      28-32       21-24
Maturity                  7/25/29    2/25/14   12/25/09     4/25/08     4/25/07    7/25/06     11/25/05

CLASS A-I-5
Avg. Life (yrs)            26.41      11.62      7.22        5.00        3.87        2.91        2.15
Window                    308-325    123-157    73-106       53-68       41-52      32-41       24-28
Maturity                 12/25/30   12/25/16    9/25/12     7/25/09     3/25/08    4/25/07     3/25/06

CLASS A-I-6
Avg. Life (yrs)            28.58      18.76      14.01       10.38       7.71        5.73        2.87
Window                    325-359    157-342    106-303     68-250      52-205      41-171      28-54
Maturity                 10/25/33    5/25/32    2/25/29     9/25/24    12/25/20    2/25/18     5/25/08

CLASS A-I-7
Avg. Life (yrs)            13.52      8.10       7.31        6.82        6.54        6.40        5.92
Window                    37-357     37-340     37-301      37-248      38-203      41-168      46-124
Maturity                  8/25/33    3/25/32   12/25/28     7/25/24    10/25/20    11/25/17    3/25/14

CLASS M-I-1
Avg. Life (yrs)            25.70      12.65      9.23        7.11        5.77        4.95        4.24
Window                    245-356    72-304     51-242      39-191      38-155      39-128      42-93
Maturity                  7/25/33    3/25/29    1/25/24    10/25/19    10/25/16    7/25/14     8/25/11

CLASS M-I-2
Avg. Life (yrs)            25.68      12.55      9.12        7.02        5.68        4.85        4.03
Window                    245-355    72-288     51-223      39-175      37-141      38-117      40-85
Maturity                  6/25/33   11/25/27    6/25/22     6/25/18     8/25/15    8/25/13     12/25/10

CLASS M-I-3
Avg. Life (yrs)            25.65      12.28      8.87        6.83        5.52        4.70        3.83
Window                    245-352    72-262     51-197      39-154      37-124      37-102      38-74
Maturity                  3/25/33    9/25/25    4/25/20     9/25/16     3/25/14    5/25/12     1/25/10


________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 25)
________________________________________________________________________________





                          GROUP II SENSITIVITY ANALYSIS
                                   TO 10% CALL


FIXED / ADJUSTABLE HEP   0.00% /    10.00% /   15.00% /    20.00% /    25.00% /   30.00% /    40.00% /
                           0.00%     12.50%     18.75%      25.00%      31.25%      37.50%      50.00%
CLASS A-II-A
Avg. Life (yrs)            18.12      5.10       3.53        2.68        2.10        1.63        1.14
Window                     1-346      1-187      1-129       1-97        1-76        1-62        1-31
Maturity                  9/25/32    6/25/19    8/25/14    12/25/11     3/25/10    1/25/09     6/25/06

CLASS A-II-B
Avg. Life (yrs)            18.00      5.10       3.53        2.69        2.10        1.63        1.14
Window                     1-346      1-187      1-129       1-97        1-76        1-62        1-31
Maturity                  9/25/32    6/25/19    8/25/14    12/25/11     3/25/10    1/25/09     6/25/06

CLASS M-II-1
Avg. Life (yrs)            26.57      10.43      7.15        5.41        4.63        4.57        2.88
Window                    272-346    62-187     42-129       38-97       42-76      47-62       31-44
Maturity                  9/25/32    6/25/19    8/25/14    12/25/11     3/25/10    1/25/09     7/25/07

CLASS M-II-2
Avg. Life (yrs)            26.57      10.43      7.15        5.40        4.48        4.08        3.66
Window                    272-346    62-187     42-129       37-97       39-76      41-62       44-44
Maturity                  9/25/32    6/25/19    8/25/14    12/25/11     3/25/10    1/25/09     7/25/07

CLASS M-II-3
Avg. Life (yrs)            26.57      10.43      7.15        5.39        4.44        3.94        3.66
Window                    272-346    62-187     42-129       37-97       39-76      40-62       44-44
Maturity                  9/25/32    6/25/19    8/25/14    12/25/11     3/25/10    1/25/09     7/25/07

CLASS M-II-4
Avg. Life (yrs)            26.57      10.43      7.15        5.39        4.41        3.90        3.59
Window                    272-346    62-187     42-129       37-97       38-76      39-62       42-44
Maturity                  9/25/32    6/25/19    8/25/14    12/25/11     3/25/10    1/25/09     7/25/07

CLASS M-II-5
Avg. Life (yrs)            26.57      10.43      7.15        5.39        4.41        3.86        3.46
Window                    272-346    62-187     42-129       37-97       38-76      38-62       40-44
Maturity                  9/25/32    6/25/19    8/25/14    12/25/11     3/25/10    1/25/09     7/25/07



________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS10 TRUST
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 26)
________________________________________________________________________________




                          GROUP II SENSITIVITY ANALYSIS
                                   TO MATURITY

FIXED / ADJUSTABLE HEP   0.00% /    10.00% /   15.00% /    20.00% /    25.00% /   30.00% /    40.00% /
                           0.00%     12.50%     18.75%      25.00%      31.25%      37.50%      50.00%
CLASS A-II-A
Avg. Life (yrs)            18.17      5.42       3.80        2.89        2.26        1.76        1.14
Window                     1-359      1-332      1-271       1-210       1-167      1-135        1-31
Maturity                 10/25/33    7/25/31    6/25/26     5/25/21    10/25/17    2/25/15     6/25/06

CLASS A-II-B
Avg. Life (yrs)            18.03      5.41       3.80        2.89        2.26        1.76        1.14
Window                     1-359      1-332      1-271       1-211       1-167      1-136        1-31
Maturity                 10/25/33    7/25/31    6/25/26     6/25/21    10/25/17    3/25/15     6/25/06

CLASS M-II-1
Avg. Life (yrs)            26.68      11.32      7.88        5.97        5.07        4.93        3.28
Window                    272-358    62-308     42-236      38-180      42-142      47-116      31-95
Maturity                  9/25/33    7/25/29    7/25/23    11/25/18     9/25/15    7/25/13     10/25/11

CLASS M-II-2
Avg. Life (yrs)            26.68      11.26      7.82        5.90        4.89        4.41        4.90
Window                    272-357    62-291     42-218      37-165      39-130      41-106      47-78
Maturity                  8/25/33    2/25/28    1/25/22     8/25/17     9/25/14    9/25/12     5/25/10

CLASS M-II-3
Avg. Life (yrs)            26.67      11.17      7.73        5.82        4.79        4.22        3.96
Window                    272-356    62-265     42-193      37-145      39-114      40-93       44-65
Maturity                  7/25/33   12/25/25   12/25/19    12/25/15     5/25/13    8/25/11     4/25/09

CLASS M-II-4
Avg. Life (yrs)            26.67      11.09      7.66        5.77        4.72        4.14        3.76
Window                    272-355    62-253     42-181      37-136      38-107      39-87       42-61
Maturity                  6/25/33   12/25/24   12/25/18     3/25/15    10/25/12    2/25/11     12/25/08

CLASS M-II-5
Avg. Life (yrs)            26.65      10.95      7.55        5.68        4.65        4.05        3.59
Window                    272-353    62-238     42-169      37-127      38-100      38-81       40-57
Maturity                  4/25/33    9/25/23   12/25/17     6/25/14     3/25/12    8/25/10     8/25/08

________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.